UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

Biomea Fusion, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40335	82-2520134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Biomea Fusion, Inc.

900 Middlefield Road, 4th Floor
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 980-9099

(Telephone number, including area code, of agent for service)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BMEA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On June 17, 2025, Biomea Fusion, Inc. (the “Company”) posted to the “Investors & Media” section of the Company’s website at www.biomeafusion.com an updated corporate presentation (the “Corporate Presentation”). A copy of the Corporate Presentation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On June 17, 2025, the Company reported new preclinical findings from a 28-day weight loss study in obese non-human primates evaluating BMF-650, the Company’s investigational, next-generation oral small molecule Glucagon-like peptide-1 receptor agonist (“GLP-1 RA”) candidate.

The weight reduction study was conducted in 15 obese cynomolgus monkeys. The study demonstrated a clear, dose-dependent reduction in daily food intake and pronounced and continuous weight loss over a four-week treatment period. BMF-650 was administered orally once daily at 10 mg/kg and 30 mg/kg and resulted in body weight decreasing progressively, with the respective dose groups achieving a 12% and 15% average weight reduction from baseline over 4 weeks. These effects compared favorably to published preclinical data of another leading oral GLP-1 RA candidate in development.

Study Design and Key Preclinical Findings

•	The study used 15 obese cynomolgus monkeys, randomized into three groups receiving vehicle, BMF-650 at 10 mg/kg, or 30 mg/kg daily for 28 days.

•	Daily food intake was reduced to an average of 35g/day (10 mg/kg) and 16g/day (30 mg/kg) versus 109 g/day for the vehicle control group.

•	BMF-650 induced rapid and durable weight loss as observed during the study, with reductions of 12% (10 mg/kg) and 15% (30 mg/kg) from baseline at Day 28.

BMF-650 Preclinical Highlights

•

Similar to the broader orforglipron chemotype class, designed to improve PK properties, to enhance oral bioavailability, achieve less variability and a higher plasma protein binding for a cleaner safety and tolerability profile.

•	Goal to achieve a more patient-friendly titration profile than current GLP-1 RAs.

•	Demonstrated robust glycemic control and appetite suppression in multiple preclinical models resulting in pronounced and dose-dependent weight reduction.

•	Generally well tolerated without safety concerns outside of the observed class effects.

Next Steps

•	Investigational New Drug (“IND”) submission on track for the second half of 2025.

•	A full set of preclinical data for BMF-650 is planned for submission and presentation at an upcoming medical conference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Corporate Presentation, dated June 17, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

Forward-Looking Statements

Statements in this Current Report on Form 8-K (this “Current Report”) may include statements which are not historical facts and are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words or similar expressions that are intended to identify forward-looking statements. Any such statements in this Current Report that are not statements of historical fact, including statements regarding the clinical and therapeutic potential of the Company’s product candidates and development programs, including BMF-650, the potential of BMF-650 as a treatment for type 2 diabetes and obesity, the Company’s research, development, partnership and regulatory plans, the mechanism of action of the Company’s product candidate and development programs; the progress and initiation of the Company’s ongoing and upcoming clinical trials, including the Company’s planned IND submission for BMF-650, the anticipated initiation of, and availability of data from the Company’s clinical trials; the Company’s planned interactions with regulators and the timing of such events may be deemed to be forward-looking statements. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. Any forward-looking statements in this Current Report are based on the Company’s current expectations, estimates and projections only as of the date hereof and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including the risk that results of preclinical studies may not be predictive of future preclinical results or clinical results in connection with planned clinical trials and the risk that the Company may encounter delays in preclinical or clinical development, interactions with regulatory authorities related to clinical development, and in the initiation, conduct and completion of the Company’s planned clinical trials and other research and development activities. These risks concerning the Company’s business and operations are described in additional detail in its periodic filings with the U.S. Securities and Exchange Commission (“SEC”), including its most recent periodic report filed with the SEC and subsequent filings thereafter. The Company explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biomea Fusion, Inc.

Date: June 17, 2025	By:	/s/ Michael J.M. Hitchcock
Interim Chief Executive Officer, Director (Principal Executive Officer)